UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 11, 2006

Date of Report (Date of earliest event reported)
CONNETICS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3160 Porter Drive, Palo Alto, California 94304

(Address of principal executive offices, including zip code)
(650) 843-2800

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.3
EXHIBIT 10.5

Item 1.01 Entry into a Material Definitive Agreement.
     On December 23, 2004, Connetics Corporation, or Connetics, entered into a Core Distribution Agreement with McKesson Corporation (the “McKesson DA”) pursuant to which Connetics agreed to pay McKesson a fee in exchange for certain product distribution, inventory management, return goods processing, and administrative services. On December 22, 2005, the McKesson DA was amended. On October 11, 2006, the McKesson DA was amended for a second time.
     The McKesson DA is attached as Exhibit 10.54 to Connetics’ Annual Report on Form 10-K for the year ended December 31, 2004, filed with the Securities and Exchange Commission on March 16, 2005, and is incorporated into this Item 1.01 by reference. A copy of the first amendment to the McKesson DA is attached as Exhibit 10.4 to Connetics’ Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 23, 2005, and is incorporated into this Item 1.01 by reference. A copy of the second amendment to the McKesson DA is attached to this report as Exhibit 10.3 and is incorporated into this Item 1.01 by reference.
     On September 30, 2005, Connetics entered into a Distribution Services Agreement with AmerisourceBergen Drug Corporation (the “AmerisourceBergen DSA”) pursuant to which Connetics agreed to pay AmerisourceBergen a fee in exchange for certain product distribution, inventory management, return goods processing, and administrative services. On October 11, 2006, the AmericsourceBergen DSA was amended.
     The AmerisourceBergen DSA is attached as Exhibit 10.1 to Connetics’ Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 6, 2005, and is incorporated into this Item 1.01 by reference. A copy of the amendment to the AmerisourceBergen DSA is attached to this report as Exhibit 10.5 and is incorporated into this Item 1.01 by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit
Number	Description

10.1*	Core Distribution Agreement dated December 23, 2004 between Connetics Corporation and McKesson Corporation (incorporated by reference to Exhibit 10.54 to Connetics’ Annual Report on Form 10-K for the year ended December 31, 2004, filed with the Securities and Exchange Commission on March 16, 2005 (Commission File No. 0-27406))

10.2*	Amendment to Core Distribution Agreement dated December 22, 2005 between Connetics Corporation and McKesson Corporation (incorporated by reference to Exhibit 10.4 to Connetics’ Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 23, 2005 (Commission File No. 0-27406))

10.3**	Second Amendment to Core Distribution Agreement dated October 11, 2006 between Connetics Corporation and McKesson Corporation

Exhibit
Number	Description

10.4*	Distribution Services Agreement dated September 30, 2005 between Connetics Corporation and AmerisourceBergen Drug Corporation (incorporated by reference to Exhibit 10.1 to Connetics’ Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 6, 2005 (Commission File No. 0-27406))

10.5**	Amendment to Distribution Services Agreement dated October 11, 2006 between Connetics Corporation and AmerisourceBergen Drug Corporation

*	Connetics has requested and the SEC has granted confidential treatment for certain portions of this Exhibit.

**	Portions of this exhibit have been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION
By:	/s/ Scott W. Meggs
Scott W. Meggs
Vice President, Corporate Counsel

Date: October 17, 2006

EXHIBIT INDEX

Exhibit
Number	Description

10.1*	Core Distribution Agreement dated December 23, 2004 between Connetics Corporation and McKesson Corporation (previously filed as Exhibit 10.54 to Connetics’ Annual Report on Form 10-K for the year ended December 31, 2004, filed with the Securities and Exchange Commission on March 16, 2005 (Commission File No. 0-27406))

10.2*	Amendment to Core Distribution Agreement dated December 22, 2005 between Connetics Corporation and McKesson Corporation (previously filed as Exhibit 10.4 to Connetics’ Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 23, 2005 (Commission File No. 0-27406))

10.3**	Second Amendment to Core Distribution Agreement dated October 11, 2006 between Connetics Corporation and McKesson Corporation

10.4*	Distribution Services Agreement dated September 30, 2005 between Connetics Corporation and AmerisourceBergen Drug Corporation (incorporated by reference to Exhibit 10.1 to Connetics’ Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 6, 2005 (Commission File No. 0-27406))

10.5**	Amendment to Distribution Services Agreement dated October 11, 2006 between Connetics Corporation and AmerisourceBergen Drug Corporation

*	Connetics has requested and the SEC has granted confidential treatment for certain portions of this Exhibit.

**	Portions of this exhibit have been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.